Exhibit 99.1

Ondas Holdings Provides Update on Definitive Merger Agreement to Acquire Airobotics

Airobotics Shareholders Approved the Proposed Acquisition on December 18, 2022

Received Approval for Dual Listing on the Tel Aviv Stock Exchange Upon Closing of Proposed Acquisition

Proposed Acquisition on Track to Close by the End of January 2023

WALTHAM, MA – December 19, 2022 – Ondas Holdings Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of private wireless, drone and automated data solutions through its wholly owned subsidiaries, Ondas Networks Inc. (“Ondas Networks”) and American Robotics, Inc. (“American Robotics” or “AR”), announced today that on December 18, 2022 the shareholders of AIRBOTICS Ltd. (TASE: AIRO) (“Airobotics”) approved the proposed acquisition of Airobotics by Ondas. The transaction is expected to close by the end of January 2023 and will result in Airobotics becoming a wholly owned subsidiary of Ondas.

In addition, the Company received approval from the Israel Securities Authority (“ISA”) and the Tel Aviv Stock Exchange (“TASE”) for its dual listing application. Upon closing of the proposed acquisition of Airobotics, the Company expects its common stock to be dual listed on Nasdaq and TASE.

“We’re pleased to have gained the support of Airobotics shareholders and complete this important milestone within our proposed acquisition, which we believe will be a transformative event for the broader drone landscape,” said Eric Brock, Chairman and CEO of Ondas. “We believe Airobotics’ Optimus System, together with American Robotics’ market-leading Scout SystemTM, will allow us to target high growth opportunities and reinforce our position at the forefront of the drone industry. With our approved dual listing, we also look forward to expanding our shareholder base and introducing our mission critical technology to a broader investor audience.

“Airobotics recent announcement of the expanded installation of Urban Drone Infrastructure in the city of Dubai highlights the maturity and reliability of the Optimus Systems for high-valued urban use cases. This fleet has the potential to grow to more than 20 systems over the next several years and we see additional demand for commercial fleet deployments in other markets. By leveraging our technology with Airobotics’ robust government and commercial customer pipeline, we can more effectively deploy drones on a larger scale. We are excited to work with the Airobotics team, bringing the world class talent and expertise of American Robotics and Airobotics under a single roof.”

About Ondas Holdings Inc.

Ondas Holdings Inc. (“Ondas”) is a leading provider of private wireless, drone and automated data solutions through its wholly owned subsidiaries Ondas Networks Inc. (“Ondas Networks”) and American Robotics, Inc. (“American Robotics” or “AR”). Ondas Networks is a developer of proprietary, software-based wireless broadband technology for large established and emerging industrial markets. Ondas Networks’ standards-based (802.16s), multi-patented, software-defined radio FullMAX platform enables Mission-Critical IoT (MC-IoT) applications by overcoming the bandwidth limitations of today’s legacy private licensed wireless networks. Ondas Networks’ customer end markets include railroads, utilities, oil and gas, transportation, aviation (including drone operators) and government entities whose demands span a wide range of mission critical applications. American Robotics designs, develops, and markets industrial drone solutions for rugged, real-world environments. AR’s Scout System™ is a highly automated, AI-powered drone system capable of continuous, remote operation and is marketed as a “drone-in-a-box” turnkey data solution service under a Robot-as-a-Service (RAAS) business model. The Scout System™ is the first drone system approved by the Federal Aviation Administration for automated operation beyond-visual-line-of-sight (BVLOS) without a human operator on-site. Ondas Networks and American Robotics together provide users in rail, agriculture, utilities and critical infrastructure markets with improved connectivity and data collection capabilities.

For additional information on Ondas Networks and Ondas Holdings, visit www.ondas.com or follow Ondas Networks on Twitter and LinkedIn. For additional information on American Robotics, visit www.american-robotics.com or follow American Robotics on Twitter and LinkedIn.

Information on our websites and social media platforms is not incorporated by reference in this release or in any of our filings with the U.S. Securities and Exchange Commission (the “SEC”).

About AIROBOTICS Ltd.

AIROBOTICS Ltd. (TASE: AIRO) is an Israeli manufacturer and operator of autonomous Unmanned Aircraft (UAs) and Aerial Data Platforms. Airobotics UAs are used for industrial, homeland security and smart city services, providing automated data capture and analysis services, performed 24/7 without human intervention, and addressing the needs of the world’s most complex environments. Airobotics is actively deployed in Israel and the UAE and has business development activities in the USA and Singapore. Airobotics’ Optimus System provides an end-to-end solution, comprising an industrial grade UAV, an automated base station, wide-ranging regulatory certification, and an automated data analysis and visualization platform.

Airobotics drone network solution: https://youtu.be/-xQGPYwNr28

Airobotics registration statement and other documents filed with the Tel-Aviv Stock Exchange (“TASE”) through the website: https://maya.tase.co.il/company/1941?view=reports

Information on Airobotics’ website and social media platforms is not incorporated by reference in this release.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

On September 22, 2022, Ondas filed with the SEC a registration statement on Form S-4, as amended on November 3, 2022 and November 18, 2022, which includes a prospectus of Ondas, and was declared effective by the SEC on November 30, 2022. INVESTORS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONDAS, AIROBOTICS, THE PROPOSED ACQUISITION AND RELATED MATTERS. Investors will be able to obtain free copies of the registration statement and other documents filed with the SEC through the website maintained by the SEC at www.sec.gov and on Ondas’ website at https://ir.ondas.com.

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on Ondas’ current expectations about future events. Examples of forward-looking statements include, among others, statements regarding the proposed acquisition, including the benefits and timing of the proposed acquisition. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Ondas’ actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including (1) the inability to complete the proposed acquisition; (2) the risk that the proposed acquisition disrupts current plans and operations as a result of the announcement and consummation of the proposed acquisition; (3) the ability to recognize the anticipated benefits of the proposed acquisition, which may be affected by, among other things, the ability of management to integrate the combined company’s business and operation, and the ability of the parties to retain key employees; (4) costs related to the proposed acquisition; and (5) with respect to Ondas, the other risks and uncertainties discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of Ondas’ most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of Ondas’ Quarterly Reports on Form 10-Q and in Ondas’ other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Company Contact:

Derek Reisfield, President and CFO
Ondas Holdings Inc.
888-350-9994 x1019
ir@ondas.com

Investor Relations Contact

Cody Cree and Matt Glover

Gateway Group, Inc.

949-574-3860

ONDS@gatewayir.com